Exhibit 10.1

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Amendment”) is made and entered into as of December 28, 2023, by and among (i) Modiv Industrial, Inc. (formerly known as Modiv Inc.)(“Modiv”), (ii) each entity identified as a Seller on the signature pages to this Amendment (collectively and together with Modiv, “Seller”), (iii) Generation Income Properties, L.P., a Delaware limited partnership (“GIPR OP”), and (iv) Generation Income Properties, Inc. (“GIPR” together with GIPR OP, collectively, “Buyer”, and together with Seller, the “Parties”).

RECITALS

WHEREAS, Seller and Buyer entered into that certain Agreement of Purchase and Sale, dated as of August 10, 2023 (the “Purchase Agreement”).

WHEREAS, capitalized terms used in this Amendment and not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

WHEREAS, pursuant to Section 7.12 of the Purchase Agreement, the Parties may amend the Purchase Agreement in a writing signed by the Parties.

WHEREAS, the Parties desire to amend the Purchase Agreement to allow Seller and its affiliates to retain 7.5% of the Underlying Shares that may be issued to Modiv or its affiliates upon redemption of the GIPR Preferred Stock.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Section 3.7(a) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

(a)          Subject to receipt of approval from Modiv’s lenders to make a distribution of the Underlying Shares to Modiv’s shareholders and Modiv OP unit holders and any applicable regulatory approvals or legal restrictions, as soon as reasonably practicable and subject to GIPR’s cooperation, following the issuance to Modiv or an Affiliate of Modiv of the Underlying Shares pursuant to a redemption of the Share Consideration under the Articles Supplementary, Modiv or its Affiliates, as the case may be, shall declare a dividend of, or otherwise distribute, that number of Underlying Shares to the shareholders of Modiv and Modiv OP unit holders, that results in Modiv and its Affiliates (including Modiv OP) owning no more than 7.5%, in the aggregate, of the Underlying Shares. From the date of issuance to Modiv or an Affiliate of Modiv of the Underlying Shares until the distribution to Modiv’s shareholders and Modiv OP unit holders as described in the foregoing, Modiv shall provide notice to Buyer in advance of granting any ownership waivers to any Person exempting such Person from an ownership limit with respect to the outstanding shares of Modiv’s capital stock.  For the avoidance of doubt, if all of the Underlying Shares are issued to Modiv OP, then this Section shall require Modiv OP to distribute that number of Underlying Shares to the Modiv OP unit holders, including Modiv, and Modiv shall, as soon as reasonably practicable, distribute such shares to the shareholders of Modiv, so that following such distribution Modiv and its Affiliates (including Modiv OP) will own no more than 7.5%, in the aggregate, of the Underlying Shares.

2.	Sections 7.9, 7.10, 7.11, 7.15 and 7.18 of the Purchase Agreement are hereby incorporated herein mutatis mutandis.

3.	Except as modified herein, all terms and conditions of the Purchase Agreement shall remain in full force and effect, which terms and conditions the Parties hereby ratify and confirm.

[Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have reviewed and executed this Amendment and it is effective as of the date first set forth above.

BUYER:

Generation Income Properties, L.P., a Delaware limited partnership

By:	Generation Income Properties, Inc., its Sole General Partner

By:	/s/ DAVID SOBELMAN
Name:	David Sobelman
Title:	Chief Executive Officer

Generation Income Properties, Inc., a Maryland corporation

By:	/s/ DAVID SOBELMAN
Name:	David Sobelman
Title:	Chief Executive Officer

[Signatures Continue on the Next Page]

IN WITNESS WHEREOF, the parties hereto have reviewed and executed this Amendment and it is effective as of the date first set forth above.

SELLER:

Modiv Industrial, Inc., A Maryland corporation

By:	/s/ RAYMOND J. PACINI
Name:	Raymond J. Pacini
Its:	Chief Financial Officer

SELLER:

ALL THE SELLING ENTITIES LISTED BELOW, each, a California or Nevada limited liability company

RU WAG Santa Maria, LLC
RU DG Big Springs, LLC
RU DT Morrow GA, LLC
RU Pre K San Antonio, LLC
RU GSA Vacaville, LLC
RU DG Bakersfield, LLC
RU Exp Maitland FL, LLC
RU DG OHPAME6, LLC

By:	Modiv Operating Partnership, LP, a Delaware limited liability company, its sole member

By:	Modiv Industrial, Inc., a Maryland corporation, its General Partner

	By:	/s/ RAYMOND J. PACINI
	Name:	Raymond J. Pacini
	Its:	Chief Financial Officer